As filed with the Securities and Exchange Commission on March 1, 2002

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE  SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrants ☒
Check the appropriate box:
Filed by a Party other than the Registrant ☐
☐ Preliminary Proxy Statement

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND II, INC.

CORPORATE HIGH YIELD FUND IV, INC.

CORPORATE HIGH YIELD FUND V, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIINSURED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND II, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APEX MUNICIPAL FUND, INC.
CORPORATE HIGH YIELD FUND II, INC.
CORPORATE HIGH YIELD FUND IV, INC.
CORPORATE HIGH YIELD FUND V, INC.
MUNIENHANCED FUND, INC.
MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
MUNIHOLDINGS INSURED FUND II, INC.
MUNIINSURED FUND, INC.
MUNIYIELD ARIZONA FUND, INC.
MUNIYIELD CALIFORNIA FUND, INC.
MUNIYIELD CALIFORNIA INSURED FUND II, INC.
MUNIYIELD FLORIDA FUND
MUNIYIELD FUND, INC.
MUNIYIELD NEW JERSEY FUND, INC.
MUNIYIELD NEW YORK INSURED FUND, INC.
MUNIYIELD QUALITY FUND, INC.
MUNIYIELD QUALITY FUND II, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

NOTICE OF 2002 ANNUAL MEETINGS OF STOCKHOLDERS

April 8, 2002

To the Stockholders:

Notice is hereby given that the 2002 Annual Meeting of Stockholders (the “Meeting”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 8, 2002 at the time specified for each Fund in Exhibit A of this Proxy Statement for the following purposes:

(1)
To elect Board Members (which term as used herein refers to both Directors and Trustees, as applicable) to serve for the ensuing year or for the specified term, as applicable, until their successors have been duly elected and qualified or until their earlier resignation or removal; and

(2)	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board Members of each Fund have fixed the close of business on February 11, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Meeting or any adjournment thereof.

A complete list of the stockholders of each Fund entitled to vote at the applicable Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after March 25, 2002, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend any Meeting at which you may vote shares. Stockholders who do not expect to attend any such Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors/Trustees of each Fund.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder at 1-800-645-4519.

By	Order of the Boards of Directors/Trustees

AL	ICE A. PELLEGRINO

Secretary of MuniEnhanced Fund, Inc., MuniHoldings California Insured Fund, Inc., MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield Quality Fund, Inc. and MuniYield Quality Fund II, Inc.

ST	EPHEN BENHAM
Secretary of Apex Municipal Fund, Inc.,
MuniHoldings Insured Fund II, Inc. and
MuniInsured Fund, Inc.

BR	ADLEY J. LUCIDO
Secretary of Corporate High Yield Fund II, Inc.,
Corporate High Yield Fund IV, Inc. and
Corporate High Yield Fund V, Inc.

Plainsboro, New Jersey
Dated: March 1, 2002

COMBINED PROXY STATEMENT

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND II, INC.

CORPORATE HIGH YIELD FUND IV, INC.

CORPORATE HIGH YIELD FUND V, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIINSURED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND II, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

P.O. Box 9011
Princeton, New Jersey 08543-9011

2002 ANNUAL MEETINGS OF STOCKHOLDERS

April 8, 2002

The Funds will be referred to throughout this Combined Proxy Statement as listed below.

Fund	Term used in this Combined Proxy Statement
Apex Municipal Fund, Inc.	Apex
Corporate High Yield Fund II, Inc.	Corporate High Yield II
Corporate High Yield Fund IV, Inc.	Corporate High Yield IV
Corporate High Yield Fund V, Inc.	Corporate High Yield V
MuniEnhanced Fund, Inc.	MuniEnhanced
MuniHoldings California Insured Fund, Inc.	MH California Insured
MuniHoldings Insured Fund II, Inc.	MH Insured II
MuniInsured Fund, Inc.	MuniInsured
MuniYield Arizona Fund, Inc.	AZ Fund
MuniYield California Fund, Inc.	CA Fund
MuniYield California Insured Fund II, Inc.	CA Insured II
MuniYield Florida Fund	FL Fund
MuniYield Fund, Inc.	MY Fund
MuniYield New Jersey Fund, Inc.	NJ Fund
MuniYield New York Insured Fund, Inc.	NY Insured Fund
MuniYield Quality Fund, Inc.	Quality Fund
MuniYield Quality Fund II, Inc.	Quality Fund II

INTRODUCTION

This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards (which term as used herein refers to the Board of Directors or the Board of Trustees, as applicable) of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2002 Annual Meeting of Stockholders of each Fund (each a “Meeting” and collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey, on Monday, April 8, 2002 at the times specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is March 8, 2002.

Each Fund is organized as a Maryland corporation, except for MuniYield Florida Fund, which is organized as a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, shares of common stock or common shares of beneficial interest of a Fund are referred to herein as “Shares;” the outstanding Shares together with the outstanding auction market preferred stock or auction market preferred shares (“AMPS”) of a Fund are referred to collectively as “Capital Stock;” holders of Shares or AMPS are referred to as “stockholders;” the directors or trustees of each Fund are referred to as “Board Members;” each

Fund’s investment adviser is referred to as the “Investment Adviser;” and each Fund’s Articles of Incorporation or Declaration of Trust is referred to as the Fund’s “charter.” Please see Exhibit A to this Combined Proxy Statement for certain information relating to each Fund.

All properly executed proxies received prior to a Fund’s Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board Member nominees. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund’s address indicated above or by voting in person at the applicable Meeting.

The Board of each Fund has fixed the close of business on Monday, February 11, 2002 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding Shares or AMPS.

The Board of each Fund knows of no business other than the election of Board Members that will be presented for consideration at the applicable Meeting. If any other matter is properly presented at a Meeting, it is the intention of the persons named in the enclosed forms of proxy to vote in accordance with their best judgment.

ITEM 1.    ELECTION OF BOARD MEMBERS

At the Meetings for all the Funds (except for Apex and MuniInsured for which information is provided in the following paragraph) the Board Member nominees will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier resignation or removal. The Board Member nominees are James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud. Certain biographical and other information relating to the Board Member nominees is set forth in Exhibit B.

The Boards of Apex and MuniInsured are divided into three classes with each class serving for a three year term. The Board Member nominees of Apex and MuniInsured will be elected to serve until the expiration of the term of a Board Member’s designated class and until their successors are elected and qualified or until their earlier resignation or removal as described below.

It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) as set forth below:

For Corporate High Yield II, Corporate High Yield IV and Corporate High Yield V:

All properly executed proxies will be voted “FOR” the nine (9) nominees listed above and in Exhibit B.

For MuniEnhanced, MH California Insured, MH Insured II, AZ Fund, CA Fund, CA Insured II, FL Fund, MY Fund, NJ Fund, NY Insured Fund, Quality Fund and Quality Fund II:

(1)
All properly executed proxies of the holders of AMPS, voting separately as a class, will be voted “FOR” the two (2) persons designated in Exhibit B as Board Members to be elected by holders of AMPS; and

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(2)
All properly executed proxies of the holders of Shares and AMPS, voting together as a single class, will be voted “FOR” the seven (7) persons designated in Exhibit B as Board Members to be elected by holders of Shares and AMPS.

For Apex and MuniInsured:

Pursuant to the Articles of Incorporation of each of Apex and MuniInsured, the Board is divided into three classes, designated Class I, Class II and Class III. Each class has a term of office of three years and each year the term of office of one class expires. A Board Member elected by stockholders will serve until the Annual Meeting of Stockholders in the year in which his or her term expires and until his or her successor is elected and qualified.

Apex:

All properly executed proxies will be voted

(1)	“FOR” the two (2) Class I nominees, Terry K. Glenn and Roberta Cooper Ramo, to serve with Joe Grills who was previously elected a Class I Board Member, until the 2003 Annual Meeting of Stockholders;

(2)	“FOR” the three (3) Class II nominees, James H. Bodurtha, Herbert I. London and Stephen B. Swensrud, to serve until the 2005 Annual Meeting of Stockholders; and

(3)
“FOR” the two (2) Class III nominees, Melvin R. Seiden and André F. Perold, to serve, together with Robert S. Salomon, Jr. who was previously elected a Class III Board Member, until the 2004 Annual Meeting of Stockholders.

MuniInsured Fund, Inc.:

All properly executed proxies will be voted

(1)	“FOR” the three (3) Class I nominees, Terry K. Glenn, Joe Grills and James H. Bodurtha, to serve until the 2005 Annual Meeting of Stockholders;

(2)
“FOR” the one (1) Class II nominee, Roberta Cooper Ramo, to serve with Melvin R. Seiden and Stephen B. Swensrud who were previously elected Class II Board Members, until the 2003 Annual Meeting of Stockholders; and

(3)
“FOR” the two (2) Class III nominees, Herbert I. London and André F. Perold, to serve with Robert S. Salomon, Jr. who was previously elected a Class III Board Member, until the 2004 Annual Meeting of Stockholders.

The Board of each Fund knows of no reason why the nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Audit Committee Report.    The Board of each Fund has a standing Audit Committee (the “Committee”), which consists of the Board Members who are not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended, (the “Investment Company Act”), and who are “independent” as defined in the listing standards of the New York Stock Exchange or the American Stock Exchange, as applicable. Currently, Messrs. Grills, Salomon, Seiden and Swensrud are members of the Committee of Apex, Corporate High Yield II, Corporate High Yield V, MH Insured II and MuniInsured, and Ms. Cooper Ramo and Messrs. Bodurtha, London and Perold are members of the Committee of Corporate High Yield IV, MuniEnhanced, MH California Insured, AZ Fund, CA Fund, CA Insured II, FL Fund, MY Fund, NJ Fund, NY Insured Fund, Quality Fund and Quality Fund II. The principal responsibilities of the Committee are to: (i) recommend to the Board the selection, retention or termination of the Fund’s independent auditors; (ii) review with the independent auditors

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the scope, performance and anticipated cost of their audit; (iii) discuss with the independent auditors certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) review on a periodic basis a formal written statement from the independent auditors with respect to their independence, discuss with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of each Fund’s independent auditors and recommend that the Board take appropriate action in response to this statement to satisfy itself of the independent auditors’ independence; and (v) consider the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls.

Each Fund has adopted a written Charter for the Committee, which is attached as Exhibit D to this Combined Proxy Statement. The Committee also has (a) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Ernst & Young LLP (“E&Y”), the independent auditors for MH Insured II, and from Deloitte & Touche LLP (“D&T”), the independent auditors for the other Funds in this Combined Proxy Statement, and (b) discussed with E&Y and D&T, as applicable, certain matters required to be discussed by Statements on Auditing Standards No. 61. The Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining the independence of those auditors.

The Committee also reviews and discusses the audit of each Fund’s financial statements with Fund management and the independent auditors. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s annual report, the Committee would be notified by Fund management or the independent auditors. The Committee received no such notifications for any of the Funds. The date of each Committee’s most recent meeting and its recommendation to the Board that each Fund’s audited financial statements be included in that Fund’s annual report to stockholders is set forth in Exhibit A.

In addition to the above, the Committee also reviews and nominates candidates to serve as non-interested Board Members. The Committee generally will not consider nominees recommended by stockholders of the Fund. The non-interested Board Members have retained independent legal counsel to assist them in connection with these duties.

Committee and Board Meetings.    The number of Committee and Board meetings held during each Fund’s last fiscal year is set forth in Exhibit B. During each Fund’s last fiscal year, each of the Board Members then in office attended at least 75% of the aggregate of the total number of meetings of the Board and, if a member, the total number of meetings of the Committee held during the period for which he or she served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934.    Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”), and the New York Stock Exchange or the American Stock Exchange, as applicable. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that, all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

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Interested Person.    Each Fund considers Mr. Glenn to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act. Mr. Glenn is the President of each Fund. See Exhibit B to this Combined Proxy Statement.

Compensation of Board Members.    The Investment Adviser pays all compensation to all officers of each Fund and all Board Members of each Fund who are affiliated with Merrill Lynch & Co., Inc. (“ML & Co.”) or its subsidiaries. Each Fund pays fees to each Board Member who is not affiliated with the Investment Adviser (each, a “non-affiliated Board Member”) for service to the Fund. The Funds use two basic compensation structures:

A.  For certain of the Funds,1 each non-affiliated Board Member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies advised by the Investment Adviser or its affiliate, Merrill Lynch Investment Managers, L.P. (“MLIM/FAM-advised funds”), including such Funds. The portion of the annual retainer allocated to each MLIM/FAM-advised fund is determined quarterly based on the relative net assets of each such fund. In addition, each non-affiliated Board Member receives a fee per in-person Board meeting attended and per in-person Committee meeting attended. The annual per meeting fees paid to each non-affiliated Board Member aggregate $60,000 for all MLIM/FAM-advised funds for which that Board Member serves and are allocated equally among those funds.

B.  For the remainder of the Funds,2 each Fund pays each non-affiliated Board Member an annual fee for serving as a Board Member plus a fee for each Board meeting attended in person. Each Fund also pays each member of the Committee an annual fee, plus a fee for each Committee meeting attended in person. See Exhibit B—“Board and Committee Meetings” for information about the annual and per meeting fees paid by these Funds.

Each Fund also reimburses the non-affiliated Board Members for actual out-of-pocket expenses relating to attendance at meetings. Information relating to the aggregate fees and expenses paid by each Fund to its non-affiliated Board Members during the Fund’s most recently completed fiscal year is set forth in Exhibit B to this Combined Proxy Statement.

After the election of the Board Members, the compensation structure for the Funds is expected to be the structure described in B. above. Information relating to the estimated aggregate fees and expenses to be paid by each Fund to its non-affiliated Board Members is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds.    Information relating to the officers of each Fund is set forth in Exhibit C to this Combined Proxy Statement. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership.    Set forth in Exhibit B to this Combined Proxy Statement is the following information for each Board Member nominee: (i) the number of Shares and AMPS, if applicable, of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all registered funds overseen by the Board Member nominee in the Merrill Lynch family of funds. As of the Record Date, other than Mr. Glenn, no Board Member nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Board Members and officers of each Fund as a group owned an aggregate of less than 1% of the Capital Stock of each Fund outstanding at such date. At such date, Mr. Glenn, President and a Board Member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

[1]	Corporate High Yield IV, MuniEnhanced, MH California Insured, AZ Fund, CA Fund, CA Insured II, FL Fund, MY Fund, NJ Fund, NY Insured Fund, Quality Fund and Quality Fund II.
[2]	Apex, Corporate High Yield II, Corporate High Yield V, MH Insured II and MuniInsured.

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The Board of each Fund recommends that the stockholders of that Fund vote FOR the election of the applicable Board Member nominees.

LEGAL PROCEEDINGS

MuniEnhanced, MY Fund, Quality Fund and Quality Fund II are parties to the legal proceedings described below:

On June 21, 1996, a putative class action titled Green v. Fund Asset Management, L.P., was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including MuniEnhanced, MY Fund, MY Quality and MY Quality II) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund’s net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants’ interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief.

The case was transferred on defendants’ motion to the United States District Court for the district of New Jersey. On September 17, 1997, defendants moved to dismiss plaintiffs’ complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants’ motion in substantial part and dismissed plaintiffs’ claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs’ claims under Section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint.

On February 4, 1999, defendants moved to dismiss plaintiffs’ state law claims for breach of fiduciary duty and deceit on the ground that they are preempted by Section 36(b) of the Investment Company Act. On June 14, 1999, the District Court granted defendants’ motion and dismissed plaintiffs’ state law claims. At the same time, the District Court granted plaintiffs permission to immediately file an interlocutory appeal to the United States Court of Appeals for the Third Circuit. On March 16, 2001, the Third Circuit reversed the District Court’s decision and reinstated plaintiffs’ state law claims.

On February 5, 2001, while plaintiffs’ appeal before the Third Circuit was still pending, defendants moved in the District Court for summary judgment as to plaintiffs’ remaining federal claim under Section 36(b). On March 16, 2001, plaintiffs cross-moved for partial summary judgment on liability. On June 5, 2001, the District Court granted defendants’ motion for summary judgment, denied plaintiffs’ motion for partial summary judgment, and dismissed the case in its entirety. In doing so, the Court refused to exercise supplemental jurisdiction over plaintiffs’ remaining (and recently reinstated) state law claims.

6

Plaintiffs have filed a Notice of Appeal seeking review of the District Court’s decision before the U.S. Court of Appeals for the Third Circuit. Oral argument on the appeal is scheduled for March 5, 2002. Defendants believe that the plaintiffs’ allegations are without merit and intend to continue to defend the action vigorously.

FAM has agreed to indemnify the named defendant funds (including MuniEnhanced, MY Fund, Quality Fund and Quality Fund II) for any liabilities or expenses they may incur in connection with this litigation.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation; Voting Rights and Required Vote

The expenses of preparation, printing and mailing of the enclosed forms of proxy and accompanying Notice and this Combined Proxy Statement will be borne by the Funds in proportion to their relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Capital Stock of the Funds.

In order to obtain the necessary quorum and vote at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to be borne by each Fund of approximately $3,500 plus out-of-pocket expenses, estimated to be $550 per Fund.

The following sets forth the quorum requirements for each of the Funds:

Quorum consists of a majority of the Shares entitled to vote at the Meeting	Quorum consists of a majority of the Shares and AMPS entitled to vote at the Meeting	Quorum consists of one-third of the Shares entitled to vote at the Meeting	Quorum consists of one-third of the Shares and AMPS entitled to vote at the Meeting

Apex Corporate High Yield II MuniInsured	MuniEnhanced AZ Fund CA Fund CA Insured II FL Fund MY Fund NJ Fund NY Insured Fund Quality Fund Quality Fund II	Corporate High Yield IV Corporate High Yield V	MH California Insured MH Insured II

The stockholders solicited and entitled to vote on the election of Board Members (Item 1) are outlined in the following chart. Assuming a quorum is present, approval of Item 1 will require the affirmative vote of stockholders holding at least the percentage of shares indicated below. A “plurality of the votes” means the candidate must receive more votes then any other candidate for the same position, but not necessarily a majority of the votes cast.

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Fund	Election of AMPS Board Members	Election of Board Members

Apex	N/A	Affirmative vote of a majority of votes cast by the holders of Shares

Corporate High Yield II	N/A	Affirmative vote of a plurality of the votes cast by the holders of Shares

Corporate High Yield IV	N/A	Affirmative vote of a plurality of the votes cast by the holders of Shares

Corporate High Yield V	N/A	Affirmative vote of a plurality of the votes cast by the holders of Shares

MuniEnhanced	Affirmative vote of a majority of votes cast by the holders of AMPS represented at the Meeting, voting as a separate class	Affirmative vote of a majority of votes cast by the holders of Shares and AMPS represented at the Meeting, voting together as a single class

MH California Insured	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

MH Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

MuniInsured	N/A	Affirmative vote of a majority of votes cast by the holders of Shares

AZ Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

CA Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

CA Insured II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

FL Fund	Affirmative vote of a majority of AMPS represented at the Meeting in person or by proxy, voting as a separate class	Affirmative vote of a majority of Shares and AMPS represented at the Meeting in person or by proxy, voting together as a single class

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Fund	Election of AMPS Board Members	Election of Board Members

MY Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

NJ Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

NY Insured Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

Quality Fund	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

Quality Fund II	Affirmative vote of a plurality of votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of votes cast by holders of Shares and AMPS, voting together as a single class

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted “FOR” the Board Member nominees.

Broker Non-Votes and Abstentions

Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange or the American Stock Exchange, as applicable, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board Members (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to any Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on Item 1 (“broker non-votes”) will be counted as present for purposes of a quorum. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, it will do so in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on Item 1 in the case of all Funds except FL Fund; in the case of FL Fund, abstentions and broker non-votes will have the same effect as a vote against Item 1.

9

Other Matters

Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Independent Auditors’ Fees

The following table sets forth the aggregate fees paid to the independent auditors for each Fund’s most recent fiscal year for professional services rendered for: (i) the audit of the Fund’s annual financial statements and the review of financial statements included in the Fund’s report to stockholders; (ii) all other audit related services provided to the Fund; and (iii) all other non-audit services provided to the Investment Adviser, and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. For each Fund’s most recent fiscal year, the independent auditors did not render any professional services for financial information systems design and implementation services to the Fund, its Investment Adviser and entities controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund. The Committee of each Fund has determined that the provision of other audit related services under clause (ii) and the provision of non-audit services under clause (iii) are compatible with maintaining the independence of the independent auditors. The independent auditors for each Fund are either D&T or E&Y as indicated below. Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

Fund	Independent Auditors	Audit Fees Charged to the Fund($)	Other Audit Related Fees Charged to the Fund($)	Other Fees($)	Fiscal Year End
Apex	D&T	31,700	4,600	5,441,400	6/30/01
Corporate High Yield II	D&T	35,350	19,600	5,441,400	8/31/01
Corporate High Yield IV1	D&T	N/A	N/A	N/A	N/A
Corporate High Yield V2	D&T	N/A	N/A	N/A	N/A
MuniEnhanced	D&T	39,300	25,600	5,441,400	1/31/01
MH California Insured	D&T	24,550	40,600	5,441,400	6/30/01
MH Insured II	E&Y	36,330	None	23,520	9/30/01
MuniInsured	D&T	32,800	4,600	5,441,400	9/30/01
AZ Fund	D&T	21,600	25,600	5,441,400	10/31/01
CA Fund	D&T	30,250	25,600	5,441,400	10/31/01
CA Insured II	D&T	29,950	43,450	5,441,400	10/31/01
FL Fund	D&T	29,600	25,600	5,441,400	10/31/01
MY Fund	D&T	34,350	43,450	5,441,400	10/31/01
NJ Fund	D&T	33,000	25,600	5,441,400	11/30/01
NY Insured Fund	D&T	33,850	25,600	5,441,400	10/31/01
Quality Fund	D&T	32,600	25,600	5,441,400	10/31/01
Quality Fund II	D&T	30,800	25,600	5,441,400	10/31/01

1CHY	IV commenced operations on September 28, 2001.
2CHY	V commenced operations on November 30, 2001.

Address of Investment Adviser

The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

10

Annual Report Delivery

Each Fund will furnish, without charge, a copy of its annual report for the Fund’s last fiscal year and, if applicable, a copy of its most recent semi-annual report, to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

If a stockholder intends to present a proposal at the next Annual Meeting of Stockholders of MuniEnhanced, AZ Fund, CA Fund, CA Insured II, FL Fund, MY Fund, NJ Fund, NY Insured Fund, Quality Fund and Quality Fund II, which are anticipated to be held in April 2003 (except that the MuniEnhanced meeting is expected to be held in May 2003), and desires to have the proposal included in the Fund’s proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 1, 2002 (December 2, 2002 for MuniEnhanced). If a stockholder of Apex, Corporate High Yield II, MH Insured II, MuniInsured or MH California Insured intends to present a proposal at the next Annual Meeting of Stockholders which are anticipated to be held in December 2002, the stockholder must deliver the proposal to the offices of the Fund by June 27, 2002. The persons named as proxies in the proxy materials for the next Annual Meetings of Stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the applicable Fund by January 22, 2003 for the Funds having an April 2003 meeting, by February 18, 2003 for MuniEnhanced, and by September 17, 2002 for the Funds having a December 2002 meeting, except for Corporate High Yield IV and Corporate High Yield V. Any stockholder of Corporate High Yield IV or Corporate High Yield V who desires to bring a proposal at the applicable Fund’s next Annual Meeting of Stockholders, which is anticipated to be held in December 2002, without including such proposal in the Fund’s proxy statement must give written notice thereof to the Secretary of the applicable Fund during the period from September 2, 2002 to October 2, 2002. Written proposals and notices should be sent to the Secretary of the Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08543).

By Order of the Boards of Directors/Trustees

ALICE A. PELLEGRINO
Secretary of MuniEnhanced Fund, Inc.,
MuniHoldings California Insured Fund, Inc.,
MuniYield Arizona Fund, Inc., MuniYield Fund, Inc.,
MuniYield California Fund, Inc.,
MuniYield California Insured Fund II, Inc.,
MuniYield Florida Fund, MuniYield New Jersey
Fund, Inc., MuniYield New York Insured Fund, Inc.,
MuniYield Quality Fund, Inc. and MuniYield Quality
Fund II, Inc.

STEPHEN BENHAM
Secretary of Apex Municipal Fund, Inc., MuniHoldings Insured Fund II, Inc. and MuniInsured Fund, Inc.
BRADLEY J. LUCIDO Secretary of Corporate High Yield Fund II, Inc., Corporate High Yield Fund IV, Inc. and Corporate High Yield Fund V, Inc.

Dated: March 1, 2002

11

EXHIBIT A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

Fund	Defined Term Used in Exhibit A	Fiscal Year End	State of Organization	Meeting Time
Apex Municipal Fund, Inc.	Apex	6/30	MD	10:00 a.m.
Corporate High Yield Fund II, Inc.	CHY II	8/31	MD	10:20 a.m.
Corporate High Yield Fund IV, Inc.	CHY IV	8/31	MD	10:40 a.m.
Corporate High Yield Fund V, Inc.	CHY V	8/31	MD	11:00 a.m.
MuniEnhanced Fund, Inc.	MuniEnhanced	1/31	MD	11:20 a.m.
MuniHoldings California Insured Fund, Inc.	MH CA Ins.	6/30	MD	11:40 a.m.
MuniHoldings Insured Fund II, Inc.	MH Ins. II	9/30	MD	12:00 p.m.
MuniInsured Fund, Inc.	MuniInsured	9/30	MD	12:20 p.m.
MuniYield Arizona Fund, Inc.	AZ Fund	10/31	MD	12:40 p.m.
MuniYield California Fund, Inc.	CA Fund	10/31	MD	1:00 p.m.
MuniYield California Insured Fund II, Inc.	CA Ins. II	10/31	MD	1:20 p.m.
MuniYield Florida Fund	FL Fund	10/31	MA	1:40 p.m.
MuniYield Fund, Inc.	MY Fund	10/31	MD	2:00 p.m.
MuniYield New Jersey Fund, Inc.	NJ Fund	11/30	MD	2:20 p.m.
MuniYield New York Insured Fund, Inc.	NY Ins. Fund	10/31	MD	2:40 p.m.
MuniYield Quality Fund, Inc.	MY Quality	10/31	MD	3:00 p.m.
MuniYield Quality Fund II, Inc.	MY Quality II	10/31	MD	3:20 p.m.

	Shares of Capital Stock Outstanding as of the Record Date
Fund	Shares	AMPS
Apex	19,596,732	N/A
CHY II	9,518,221	N/A
CHY IV	13,167,884	N/A
CHY V	18,263,146	N/A
MuniEnhanced	29,369,874	6,000
MH CA Ins.	40,657,301	15,600
MH Ins. II	22,352,378	8,180
MuniInsured	8,079,388	N/A
AZ Fund	4,450,418	1,212
CA Fund	21,233,104	5,600
CA Ins. II	34,361,200	9,200
FL Fund	13,551,880	3,800
NJ Fund	14,196,329	3,900
NY Ins. Fund	39,445,962	10,360
MY Fund	44,337,401	11,720
MY Quality	30,425,258	8,000
MY Quality II	22,366,930	6,000

A-1

Audit Committee Approval of the Inclusion of Financial Statements in Fund’s Annual Report

Fund	Fiscal Year End	Audit Committee Approval of Financial Statements
Apex	6/30	8/8/01
CHY II	8/31	10/10/01
CHY IV	8/31	N/A1
CHY V	8/31	N/A2
MuniEnhanced	1/31	3/12/01
MH CA Ins.	6/30	8/15/01
MH Ins. II	9/30	11/13/01
MuniInsured	9/30	11/13/01
AZ Fund	10/31	12/13/01
CA Fund	10/31	12/13/01
CA Ins. Fund II	10/31	12/13/01
FL Fund	10/31	12/13/01
MY Fund	10/31	12/13/01
NJ Fund	11/30	1/11/02
NY Ins. Fund	10/31	12/13/01
Quality Fund	10/31	12/13/01
Quality Fund II	10/31	12/13/01

[1]	CHY IV commenced operations on September 28, 2001.
[2]	CHY V commenced operations on November 30, 2001.

A-2

EXHIBIT B

Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in Exhibit A and in the Combined Proxy Statement to which this Exhibit is attached.

INFORMATION PERTAINING TO BOARD MEMBER NOMINEES

Biographical Information

Certain biographical and other information relating to the Board Member nominee who is an “interested person,” as defined in the Investment Company Act, of each Fund, is set forth below:

Name, Address and Age of Board Member Nominee	Position(s) Held with each Fund(2)	Principal Occupation During Past Five Years	Number of MLIM/FAM- Advised Funds Overseen	Public Directorships
Terry K. Glenn (61)*(1) P.O. Box 9011 Princeton, New Jersey 08543-9011	Director/Trustee and President
Chairman (Americas Region) since 2001, and Executive Vice President since 1983 of FAM and MLIM (the terms FAM and MLIM, as used herein, include their corporate predecessors); President of Merrill Lynch Mutual Funds since 1999; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988; Director of Financial Data Services, Inc. since 1985.
			132 registered investment companies consisting of 190 portfolios	None

*
Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P.

(1)	Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.
(2)	For information as to the length of time served on each Board, see table following this chart.

Certain biographical and other information relating to the Board Member nominees who are not “interested persons,” as defined in the Investment Company Act (the “non-affiliated Board Members”), of the Funds is set forth below:

Name, Address and Age of Board Member Nominees	Position(s) Held with Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
James H. Bodurtha (58)* 36 Popponesset Road Cotuit, Massachusetts 02635	Director/Trustee
Director and Executive Vice President, The China Business Group, Inc. since 1995; Director, The Cahoon Museum of American Art since 1999; Chairman and Chief Executive Officer, China Enterprise Management Corporation from 1993 to 1996; Chairman, Berkshire Holdings Corporation since 1980; Partner, Squire, Sanders & Dempsey from 1980 to 1993.
			33 registered investment companies consisting of 37 portfolios	None

Joe Grills (66)* P.O. Box 98 Rapidan, Virginia 22733	Director/Trustee
Member of the Committee of Investment of Employee Benefit Assets of the Association of Financial Professionals (“CIEBA”) since 1986; Member of CIEBA’s Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Corporation (“IBM”) and Chief Investment Officer of IBM Retirement Funds from 1986 to 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund since 1989; Member of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1997 to 2000; Director, Duke Management Company since 1992 and Vice Chairman thereof since 1998; Director, LaSalle Street Fund from 1995 to 2001; Director, Kimco Realty Corporation since 1997; Member of the Investment Advisory Committee of the Virginia Retirement System since 1998; Director, Montpelier Foundation since 1998 and its Vice Chairman since 2000; Member of the Investment Committee of the Woodberry Forest School since 2000; Member of the Investment Committee of the National Trust for Historic Preservation since 2000.
			20 registered investment companies consisting of 49 portfolios	Kimco Realty Corporation

Herbert I. London (62)* 2 Washington Square Village New York, New York 10012	Director/Trustee
John M. Olin Professor of Humanities, New York University since 1993 and Professor thereof since 1980; President, Hudson Institute since 1997 and Trustee thereof since 1980; Dean, Gallatin Division of New York University from 1976 to 1993; Distinguished Fellow, Herman Kahn Chair, Hudson Institute from 1984 to 1985; Director, Damon Corp. from 1991 to 1995; Overseer, Center for Naval Analyses from 1983 to 1993; Limited Partner, Hypertech LP since 1996.
			33 registered investment companies consisting of 37 portfolios	None

Name, Address and Age of Board Member Nominees	Position(s) Held with Fund(1)	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships

André F. Perold (49)* Morgan Hall Soldiers Field Boston, Massachusetts 02163	Director/Trustee
Harvard Business School: George Gund Professor of Finance and Banking since 2000; Senior Associate Dean, Director of Faculty Recruiting since 2001; Finance Area Chair from 1996 to 2001; Sylvan C. Coleman Professor of Financial Management from 1993 to 2000; Director, Genbel Securities Limited and Gensec Bank since 1999; Director, Stockback.com since 2000; Director, Sanlam Limited since 2001; Director, Sanlam Investment Management from 1999 to 2001; Director, Bulldogresearch.com from 2000 to 2001; Director, Quantec Limited from 1991 to 1999.
			33 registered investment companies consisting of 37 portfolios	None

Roberta Cooper Ramo (58)* P.O. Box 2168 500 Fourth Street, N.W. Albuquerque, New Mexico 87107	Director/Trustee
Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. since 1993; President, American Bar Association from 1995 to 1996 and Member of the Board of Governors thereof from 1994 to 1997; Partner, Poole, Kelly & Ramo, Attorneys at Law, P.C. from 1977 to 1993; Director, Coopers, Inc. since 1999; Director of ECMC Group (service provider to students, schools and lenders) since 2001; Director, United New Mexico Bank (now Wells Fargo) from 1983 to 1988; Director, First National Bank of New Mexico (now First Security) from 1975 to 1976.
			33 registered investment companies consisting of 37 portfolios	None

Robert S. Salomon, Jr. (64)* 106 Dolphin Cove Quay Stamford, Connecticut 06902	Director/Trustee
Principal of STI Management (investment adviser) since 1994; Chairman and CEO of Salomon Brothers Asset Management Inc. from 1992 to 1995; Chairman of Salomon Brothers Equity Mutual Funds from 1992 to 1995; regular columnist with Forbes Magazine since 1992; Director of Stock Research and U.S. Equity Strategist at Salomon Brothers Inc. from 1975 to 1991; Trustee, Commonfund from 1980 to 2001.
			16 registered investment companies consisting of 36 portfolios	None

Melvin R. Seiden (71)* 780 Third Avenue New York, New York 10017	Director/Trustee	Director of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.	16 registered investment companies consisting of 36 portfolios	None

Stephen B. Swensrud (68)* 88 Broad Street, 2nd Floor Boston, Massachusetts 02110	Director/Trustee
Chairman of Fernwood Advisors (investment adviser) since 1996; Principal of Fernwood Associates (financial consultant) since 1975; Chairman of RPP Corporation (manufacturing) since 1978; Director, International Mobile Communications, Inc. (telecommunications) since 1998.
			42 registered investment companies consisting of 87 portfolios	None

*
Each of the Board Member nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser and is a member of the Audit Committee of each Fund for which he or she currently serves as a Board Member and will be a member of the Audit Committee of each Fund to which he or she is elected a Board Member.

(1)	For information as to the length of time served on the Board, see table following this chart.

Year in Which Each Nominee Became a Board Member of the Funds on
Whose Board He or She Serves

Fund	Bodurtha	Glenn	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Apex	N/A	1999	1994	N/A	N/A	N/A	1996	1992	1992
CHY II	N/A	1999	1994	N/A	N/A	N/A	1996	1993	1993
CHY IV	N/A	2001	N/A	2001	2001	2001	N/A	N/A	2001
CHY V	N/A	2001	2001	N/A	N/A	N/A	2001	2001	2001
MuniEnhanced	1995	1999	N/A	1989	1989	1999	N/A	N/A	N/A
MH CA Ins.	1997	1999	N/A	1997	1997	1999	N/A	N/A	N/A
MH Ins. II	N/A	1999	1999	N/A	N/A	N/A	1999	1999	1999
MuniInsured	N/A	1999	1994	N/A	N/A	N/A	1996	1987	1987
AZ Fund	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
CA Fund	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
CA Ins. II	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
FL Fund	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
MY Fund	1995	1999	N/A	1991	1991	1999	N/A	N/A	N/A
NJ Fund	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
NY Ins. Fund	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
MY Quality	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A
MY Quality II	1995	1999	N/A	1992	1992	1999	N/A	N/A	N/A

Set forth in the table below, with respect to the applicable Funds, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

Fund	Nominees to be Elected by Holders of AMPS		Nominees to be Elected by Holders of Shares and AMPS
AZ Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

CA Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

CA Ins. II	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

FL Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

MY Fund	Herbert I. London	James H. Bodurtha	Terry K. Glenn Joe Grills André F. Perold	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

NJ Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

NY Ins. Fund	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

MuniEnhanced	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

MH CA Ins.	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

MH Ins. II	Melvin R. Seiden	Robert S. Salomon, Jr.	James H. Bodurtha Terry K. Glenn Joe Grills	Herbert I. London André F. Perold Roberta Cooper Ramo Stephen B. Swensrud

MY Quality	Herbert I. London	André F. Perold	James H. Bodurtha Terry K. Glenn Joe Grills	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

MY Quality II	Herbert I. London	James H. Bodurtha	Terry K. Glenn Joe Grills André F. Perold	Roberta Cooper Ramo Robert S. Salomon, Jr. Melvin R. Seiden Stephen B. Swensrud

Ownership of Shares and AMPS

Information relating to the share ownership by the Board Member nominees as of the Record Date is set forth in the chart below.

Nominee	Fund	No. of Shares	No. of AMPS
Terry K. Glenn	Apex MY Fund MY Quality	900 177,000 64,000	N/A None None

James H. Bodurtha	MuniEnhanced MY Quality	449 348	None None
Joe Grills	None	N/A	N/A
Herbert I. London	None	N/A	N/A
André F. Perold	None	N/A	N/A
Roberta Cooper Ramo	None	N/A	N/A
Robert S. Salomon, Jr.	None	N/A	N/A

Melvin R. Seiden	Corporate High Yield II MuniInsured	500 500	N/A N/A
Stephen B. Swensrud	None	N/A	N/A

Aggregate Dollar Range of Equity Securities in each Fund
	Bodurtha	Glenn*	Grills	London
Apex	None	$1-$10,000	None	None
CHY II	None	None	None	None
CHY IV	None	None	None	None
CHY V	None	None	None	None
MuniEnhanced	$1-$10,000	None	None	None
MH CA Ins.	None	None	None	None
MH Ins. II	None	None	None	None
MuniInsured	None	None	None	None
AZ Fund	None	None	None	None
CA Fund	None	None	None	None
CA Ins. II	None	None	None	None
FL Fund	None	None	None	None
MY Fund	None	Over $100,000	None	None
NJ Fund	None	None	None	None
NY Ins. Fund	None	None	None	None
MY Quality	$1-$10,000	Over $100,000	None	None
MY Quality II	None	None	None	None
Aggregate Dollar Range of Securities in All Registered Funds Overseen or to be Overseen by Nominee in Merrill Lynch Family of Funds	$50,001-$100,000	Over $100,000	Over $100,000	$50,001-$100,000

*	Mr. Glenn is an “interested person” of each Fund, as defined in Section 2(a)(19) of the Investment Company Act.

Aggregate Dollar Range of Equity Securities in each Fund
	Perold	Ramo	Seiden	Salomon	Swensrud
Apex	None	None	None	None	None
CHY II	None	None	$1-$10,000	None	None
CHY IV	None	None	None	None	None
CHY V	None	None	None	None	None
MuniEnhanced	None	None	None	None	None
MH CA Ins.	None	None	None	None	None
MH Ins. II	None	None	None	None	None
MuniInsured	None	None	$1-$10,000	None	None
AZ Fund	None	None	None	None	None
CA Fund	None	None	None	None	None
CA Ins. II	None	None	None	None	None
FL Fund	None	None	None	None	None
MY Fund	None	None	None	None	None
NJ Fund	None	None	None	None	None
NY Ins. Fund	None	None	None	None	None
MY Quality	None	None	None	None	None
MY Quality II	None	None	None	None	None
Aggregate Dollar Range of Securities in All Registered Funds Overseen or to be Overseen by Nominee in Merrill Lynch Family of Funds	Over $100,000	None	$1-$10,000	None	None

Board and Committee Meetings

Set forth in the table below is information regarding Board and Committee meetings held and the aggregate fees and expenses paid by each Fund to non-affiliated Board Members during the Fund’s most recently completed fiscal year.

	Board			Audit Committee
	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Apex	4	2,000	500	4	2,000	500	40,482
CHY II	4	2,000	500	4	2,000	500	40,390
CHY IV***	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CHY V***	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MuniEnhanced	4	3,682	261	4	N/A	114	32,471
MH CA Ins.	4	7,311	234	4	N/A	115	45,857
MH Ins. II	4	2,000	500	4	2,000	500	33,044
MuniInsured	4	2,000	500	4	2,000	500	33,021
AZ Fund	4	818	245	4	N/A	121	13,158
CA Fund	4	4,052	245	4	N/A	121	29,322
CA Ins. Fund II	4	3,615	245	4	N/A	121	27,081
FL Fund	4	2,598	245	4	N/A	121	22,125
MY Fund	4	6,832	245	4	N/A	121	43,296
NJ Fund	4	2,737	245	4	N/A	121	22,651
NY Ins. Fund	4	7,477	245	4	N/A	121	46,259
MY Quality	4	5,834	245	4	N/A	121	38,303
MY Quality II	4	3,906	245	4	N/A	121	28,666

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***
CHY IV commenced operations on September 28, 2001 and its fiscal year end is August 31. CHY V commenced operations on November 30, 2001 and its fiscal year end is August 31. Accordingly, these Funds have not completed a fiscal year.

Compensation of Board Members

Set forth in the table below is information regarding compensation paid by each Fund to the non-affiliated Board Members during each Fund’s most recently completed fiscal year.

	Compensation From Fund ($)*
	Bodurtha	Grills	London	Perold	Ramo	Salomon	Seiden	Swensrud
Apex	N/A	8,000	N/A	N/A	N/A	8,000	8,000	8,000
CHY II	N/A	8,000	N/A	N/A	N/A	8,000	8,000	8,000
CHY IV**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
CHY V**	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MuniEnhanced	5,062	N/A	5,062	5,062	11,435	N/A	N/A	N/A
MH CA Ins.	8,707	N/A	8,707	8,707	11,534	N/A	N/A	N/A
MH Ins. II	N/A	6,500	N/A	N/A	N/A	6,500	6,500	6,500
MuniInsured	N/A	6,500	N/A	N/A	N/A	6,500	6,500	6,500
AZ Fund	2,279	N/A	2,279	2,279	2,088	N/A	N/A	N/A
CA Fund	5,513	N/A	5,513	5,513	5,922	N/A	N/A	N/A
CA Ins. II	5,076	N/A	5,076	5,076	5,485	N/A	N/A	N/A
FL Fund	4,058	N/A	4,058	4,058	4,468	N/A	N/A	N/A
MY Fund	6,719	N/A	6,719	6,719	8,702	N/A	N/A	N/A
NJ Fund	4,198	N/A	4,198	4,198	4,607	N/A	N/A	N/A
NY Ins. Fund	8,937	N/A	8,937	8,937	9,347	N/A	N/A	N/A
MY Quality	7,294	N/A	7,294	7,294	7,703	N/A	N/A	N/A
MY Quality II	5,367	N/A	5,367	5,367	5,776	N/A	N/A	N/A

*	No pension or retirement benefits are accrued as part of Fund expenses.
**
CHY IV commenced operations on September 28, 2001 and its fiscal year end is August 31. CHY V commenced operations on November 30, 2001 and its fiscal year end is August 31. Accordingly, these funds have not completed a fiscal year.

Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLIM (“MLIM/FAM Advised Funds”), to non-affiliated Board Members for the year ended December 31, 2001.

Name of Board Member	Aggregate Compensation Paid to Board Members by MLIM/FAM Advised Funds
James H. Bodurtha	$160,000
Joe Grills	$259,500
Herbert I. London	$160,000
Andre F. Perold	$160,000
Roberta Cooper Ramo	$160,000
Robert S. Salomon, Jr.	$222,000
Melvin R. Seiden	$222,000
Stephen B. Swensrud	$406,083

Set forth in the table below is information regarding the estimated aggregate compensation to be paid by each Fund to the non-affiliated Board Members for a 12-month period, assuming (a) the election of all nominees as Board Members, (b) that each Fund holds four Board meetings and four Committee meetings and (c) that each Board Member attends each such meeting in person.

Fund	Aggregate Estimated Annual Fees and Expenses
Apex	$40,000
CHY II	$40,000
CHY IV	$25,000
CHY V	$40,000
MuniEnhanced	$29,000
MH CA Ins.	$50,000
MH Ins. II	$40,000
MuniInsured	$40,000
AZ Fund	$12,000
CA Fund	$28,000
CA Ins. II	$26,000
FL Fund	$21,000
MY Fund	$42,000
NJ Fund	$21,000
NY Ins. Fund	$45,000
MY Quality	$37,000
MY Quality II	$27,000

EXHIBIT C

INFORMATION PERTAINING TO OFFICERS

Certain biographical and other information relating to the officers of each Fund is set forth below:

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/FAM-Advised Funds Overseen	Public Directorships
Stephen Benham (42)	Secretary of Apex MH Insured II MuniInsured	Secretary since 2002 2002 2002	Vice President of MLIM since 2000; Associate, Kirkpatrick & Lockhart LLP from 1997 to 2000.	10 registered investment companies consisting of 10 portfolios	None

William R. Bock (66)	Vice President of MH Insured II MuniInsured MY Fund	Vice President since 1999 1997 2001	Vice President of MLIM since 1989.	6 registered investment companies consisting of 6 portfolios	None

Donald C. Burke (41)	Vice President and Treasurer Apex CHY II CHY IV CHY V MuniEnhanced MH CA Ins. MH Insured II MuniInsured AZ Fund CA Fund CA Ins. II FL Fund MY Fund NJ Fund NY Ins. Fund Quality Fund Quality Fund II
Vice President/
Treasurer since
1993/1999
1993/1999
2001/2001
2001/2001
1993/1999
1997/1999
1999/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999
1993/1999

First Vice President of FAM and MLIM since 1997 and the Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999; Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
				132 registered investment companies consisting of 190 portfolios	None

Robert A. DiMella, CFA (35)	Vice President of MH Insured II	Vice President since 1999	Vice President of MLIM since 1997; Assistant Vice President of MLIM from 1995 to 1997.	5 registered investment companies consisting of 5 portfolios	None

Kenneth A. Jacob (50)	Senior Vice President Apex MuniEnhanced MH CA Ins. MuniInsured MH Ins. II AZ Fund CA Fund CA Ins. II FL Fund MY Fund NJ Fund NY Ins. Fund My Quality My Quality II	Senior Vice President since 2002 2001 2001 2002 2002 2001 2001 2001 2001 2001 2001 2001 2001 2001	First Vice President of MLIM since 1997; Vice President of MLIM from 1984 to 1997; Vice President of FAM since 1984.	38 registered investment companies consisting of 61 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds Overseen	Public Directorships

Theodore R. Jaeckel, Jr. (42)	Vice President of Apex NJ Fund	Vice President since 1997 1997	Director (Municipal Tax-Exempt Fund Management) of MLIM since 1997; Vice President of MLIM since 1991.	9 registered investment companies consisting of 9 portfolios	None
Michael Kalinoski (31)	Vice President of AZ Fund MY Quality MY Quality II	Vice President since 1999 1999 2000	Vice President and Portfolio Manager of MLIM since 1999; Head Municipal Bond Trader with Strong Funds from 1996 to 1999.	6 registered investment companies consisting of 6 portfolios	None

John M. Loffredo (38)	Senior Vice President of Apex MuniEnhanced MH CA Ins. MuniInsured MH Ins. II AZ Fund CA Fund CA Ins. II FL Fund MY Fund NJ Fund NY Ins. Fund My Quality My Quality II	Senior Vice President since 2002 2001 2001 2002 2002 2001 2001 2001 2001 2001 2001 2001 2001 2001	Managing Director of MLIM since 2000; First Vice President of MLIM from 1997 to 2000; Vice President of MLIM from 1991 to 1997; Portfolio Manager of FAM and MLIM since 1997.	38 registered investment companies consisting of 61 portfolios	None

Bradley J. Lucido (35)	Secretary CHY II CHY IV CHY V	Secretary since 2000 2001 2001	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; attorney with MLIM since 1995.	13 registered investment companies consisting of 15 portfolios	None

Walter O’Connor (40)	Vice President of CA Fund MH CA Ins. NY Ins. Fund	Vice President since 1995 1997 2002	Director (Municipal Tax-Exempt) of MLIM since 1997; Vice President of MLIM from 1993 to 1997.	5 registered investment companies consisting of 5 portfolios	None

Alice A. Pellegrino (41)	Secretary MuniEnhanced MH CA Ins. AZ Fund CA Fund CA Ins. II FL Fund MY Fund NJ Fund NY Ins. Fund MY Quality MY Quality II	Secretary since 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999 1999	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from 1997 to 1999; Associate with Kirkpatrick & Lockhart LLP from 1992 to 1997.	28 registered investment companies consisting of 50 portfolios	None

Elizabeth M. Phillips (51)	Vice President of CHY II CHY IV CHY V	Vice President since 1993 2001 2001	Director of MLIM since 2000; Vice President of MLIM from 1990 to 2000.	8 registered investment companies consisting of 8 portfolios	None

Name, Address* and Age of Officers	Position(s) Held with the Funds	Term of Office** and Length of Time Served	Principal Occupation During Past Five Years	Number of MLIM/ FAM-Advised Funds Overseen	Public Directorships

Roberto W. Roffo (36)	Vice President of CA Ins. II MY Fund NY Ins. Fund	Vice President since 1992 2000 2002	Vice President of MLIM since 1996; Portfolio Manager with MLIM since 1992.	6 registered investment companies consisting of 6 portfolios	None

Robert Sneedon (47)	Vice President of FL Fund	Vice President since 2002	Vice President of MLIM since 1998 and Assistant Vice President thereof from 1994 to 1998; Portfolio Manager with MLIM since 1994.	6 registered investment companies consisting of 6 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of the Fund(s) for which he or she serves as an officer.

EXHIBIT D

Charter of the Audit Committee
of the Board of Directors/Trustees
For Exchange Listed Funds

Although each investment company audit committee also serves as a nominating committee, the following charter pertains only to each audit committee’s duties as an audit committee. The Board of Directors/Trustees of each investment company listed on Appendix A and Appendix B hereto, has adopted the following audit committee charter:

I.    Composition of the Audit Committee

The Audit Committee shall be composed of at least three Directors/Trustees:

each of whom shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended;

each of whom shall not have any relationship to the Fund that may interfere with the exercise of their independence from Fund management and the Fund;

each of whom shall otherwise satisfy the applicable independence requirements for any stock exchange or market quotation system on which Fund shares are listed or quoted;

each of whom shall be financially literate, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee; and

at least one of whom shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

II.    Purposes of the Audit Committee

The purposes of the Audit Committee are to assist the Board of Directors/Trustees:

(a) in its oversight of the Fund’s accounting and financial reporting policies and practices, the Fund’s internal audit controls and procedures and, as appropriate, the internal audit controls and procedures of certain of the Fund’s service providers;

(b) in its oversight of the Fund’s financial statements and the independent audit thereof; and

(c) in acting as a liaison between the Fund’s independent accountants and the Board of Directors/Trustees.

The function of the Audit Committee is oversight. Fund management is responsible for maintaining appropriate systems for accounting. The independent accountants of the Fund are responsible for conducting a proper audit of the Fund’s financial statements.

III.    Responsibilities and Duties of the Audit Committee

The policies and procedures of the Audit Committee shall remain flexible to facilitate its ability to react to changing conditions and to generally discharge its functions. The following listed responsibilities describe areas of attention in broad terms.

To carry out its purposes, the Audit Committee shall have the following responsibilities and duties:

(a) to recommend the selection, retention or termination of the Fund’s independent accountants based on an evaluation of their independence and the nature and performance of audit services and other services;

(b)  to ensure that the independent accountants for the Fund submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and actively engage in a dialogue with the independent accountants for the Fund with respect to any disclosed relationships or services that may impact the objectivity and independence of such independent accountants and, if deemed appropriate by the Audit Committee, to recommend that the Board of Directors/Trustees take appropriate action in response to the report of such independent accountants to satisfy itself of the independence of such independent accountants;

(c)  to receive specific representations from the independent accountants with respect to their independence and to consider whether the provision of any disclosed non-audit services by the independent accountants is compatible with maintaining the independence of those accountants;

(d)  to review the fees charged by independent accountants for audit and other services;

(e)  to review with the independent accountants arrangements for annual audits and special audits and the scope thereof;

(f)  to discuss with the independent accountants those matters required by SAS No. 61 and SAS No. 90 relating to the Fund’s financial statements, including, without limitation, any adjustment to such financial statements recommended by such independent accountants, or any other results of any audit;

(g)  to consider with the independent accountants their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent accountants;

(h)  to report to the Board of Directors/Trustees regularly with respect to the Audit Committee’s activities and to make any recommendations it believes necessary or appropriate with respect to the Fund’s accounting and financial reporting policies, practices and the Fund’s internal controls;

(i)  to review and reassess the adequacy of this Charter on an annual basis and recommend any changes to the Board of Directors/Trustees;

(j)  to review legal and regulatory matters presented by counsel and the independent accountants for the Fund that may have a material impact on the Fund’s financial statements;

(k)  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required to be included in the Fund’s annual proxy statement by the rules of the Securities and Exchange Commission;

(l)  to assist the Fund, if necessary, in preparing any written affirmation or written certification required to be filed with any stock exchange on which Fund shares are listed; and

(m)  to perform such other functions consistent with this Charter, the Fund’s By-laws and governing law, as the Audit Committee or the Board of Directors/Trustees deems necessary or appropriate.

In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the field of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board of Directors/Trustees).

The independent accountants for the Fund are ultimately accountable to the Board of Directors/Trustees and the Audit Committee. The Board of Directors/Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants for the Fund (or to nominate the independent accountants to be proposed for shareholder approval in the proxy statement).

IV.    Meetings

The Audit Committee shall meet at least once annually with the independent accountants (outside the presence of Fund management) and at least once annually with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall hold special meetings at such times as the Audit Committee believes appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.    Outside Resources and Assistance from Fund Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the authority to retain at the expense of the Fund their own counsel and other experts and consultants whose expertise would be considered helpful to the Audit Committee.

Dated June 6, 2000
Revised April 11, 2001
[For Funds listed on Appendix A]

Dated May 23, 2000
Revised March 31, 2001
[For Funds listed on Appendix B]

APPENDIX A

APEX MUNICIPAL FUND, INC.

CORPORATE HIGH YIELD FUND II, INC.

CORPORATE HIGH YIELD FUND V, INC.

MUNIHOLDINGS INSURED FUND II, INC.

MUNIINSURED FUND, INC.

APPENDIX B

CORPORATE HIGH YIELD FUND IV, INC.

MUNIENHANCED FUND, INC.

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.

MUNIYIELD ARIZONA FUND, INC.

MUNIYIELD CALIFORNIA FUND, INC.

MUNIYIELD CALIFORNIA INSURED FUND II, INC.

MUNIYIELD FLORIDA FUND

MUNIYIELD FUND, INC.

MUNIYIELD NEW JERSEY FUND, INC.

MUNIYIELD NEW YORK INSURED FUND, INC.

MUNIYIELD QUALITY FUND, INC.

MUNIYIELD QUALITY FUND II, INC.

COMMON STOCK

APEX MUNICIPAL FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Apex Municipal Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Class I Nominees to serve until the 2003 Annual Meeting of Stockholders: Terry K. Glen n and Roberta Cooper Ramo
Class II Nominees to serve until the 2005 Annual Meeting of Stockholders: James H. Bodurtha, Herbert I. London and Stephen B. Swensrud
Class III Nominees to serve until the 2004 Annual Meeting of Stockholders: Melvin R. Seiden and André F. Perold

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND IV, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund IV, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

CORPORATE HIGH YIELD FUND V, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Bradley J. Lucido as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Corporate High Yield Fund V, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please	mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIENHANCED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniEnhanced Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS CALIFORNIA INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings California Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIHOLDINGS INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniHoldings Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)
Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIINSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniInsured Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Class I Nominees to serve until the 2005 Annual Meeting of Stockholders: Terry K. Glenn, Joe Grills and James H. Bodurtha
Class II Nominee to serve until the 2003 Annual Meeting of Stockholders: Roberta Cooper Ramo
Class III Nominees to serve until the 2004 Annual Meeting of Stockholders: Herbert I. London and André F. Perold

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD ARIZONA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD CALIFORNIA FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD CALIFORNIA INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield California Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD CALIFORNIA INSURED FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California Insured Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of shareholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED SHARES

MUNIYIELD FLORIDA FUND
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of shareholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF TRUSTEES	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW JERSEY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD NEW YORK INSURED FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

COMMON STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
Terry K. Glenn, Joe Grills, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

AUCTION MARKET
PREFERRED STOCK

MUNIYIELD QUALITY FUND II, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

PROXY

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald C. Burke, Terry K. Glenn and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the “Fund”) held of record by the undersigned on February 11, 2002 at the annual meeting of stockholders of the Fund to be held on April 8, 2002 or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1.

By signing and dating the reverse side of this card, you authorize the proxies to vote Proposal 1 as marked, or if not marked, to vote “FOR” Proposal 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes ■ or ☑ in blue or black ink.

1. ELECTION OF DIRECTORS	FOR all nominees listed below (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)
James H. Bodurtha, Terry K. Glenn, Joe Grills, Herbert I. London, André F. Perold, Roberta Cooper Ramo, Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2002

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.